UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The sole purpose of this Current Report on Form 8-K/A is to correct an inadvertent error in the Condensed Consolidated Balance Sheets of Exhibit 99.1 to the Current Report on Form 8-K furnished by Heidrick & Struggles International, Inc. to the Securities and Exchange Commission on October 25, 2011 (the “Original 8-K”).

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2011, Heidrick & Struggles International, Inc. (the “Company”) issued a press release and furnished the Original 8-K reporting its 2011 third quarter financial results. The Company subsequently discovered that the Condensed Consolidated Balance Sheets inadvernately excluded a line item for “Income Taxes Recoverable.” On October 25, 2011, Company issued a revised press release that included a corrected version of the Condensed Consolidated Balance Sheets. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no other changes to the information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Heidrick & Struggles International, Inc. Revised Press Release dated October 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC. (Registrant)

Date: October 25, 2011	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Corporate Secretary